Exhibit 99.2 Nerdy Investor Presentation January 2021Exhibit 99.2 Nerdy Investor Presentation January 2021

2 General Historical Financial Information This presentation is for informational purposes only to assist interested parties in making their own evaluation with respect to The historical financial information of Nerdy for 2018 and 2019 in this presentation has either been audited or reviewed by the proposed business combination between TPG Pace Tech Opportunities Corp. (“TPG Pace”) and Live Learning Nerdy’s independent registered public accountant in accordance with U.S. GAAP pursuant to private company auditing Technologies LLC, d/b/a Nerdy, a limited liability company (“Nerdy”). The information contained herein does not purport to be standards and, in each case, does not conform to Regulation S-X or Public Company Accounting Oversight Board (“PCAOB”) all-inclusive and none of TPG Pace, Nerdy, Barclays Capital Inc., Deutsche Bank Securities or J.P. Morgan Securities LLC, nor standards. Accordingly, such information may not be included in, may be adjusted in or may be presented differently in the any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes proxy statement/prospectus to be filed with the Securities and Exchange Commission (the “SEC”). As the historical financial any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained information of Nerdy included in this presentation is preliminary and unaudited, it is subject to potential revision when prepared in this presentation. and audited in accordance with PCAOB standards. There is no assurance that such revisions will not be material. Use of Projections Forward-Looking Statements This presentation contains financial forecasts prepared by TPG Pace with respect to certain financial metrics of Nerdy, This presentation includes “forward-looking statements.” Forward-looking statements may be identified by the use of words including, but not limited to, revenues, gross profit, enterprise values, operating expenses, Adjusted EBITDA and free cash such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” “may,” “will,” “should,” flow, which are being provided for illustrative purposes only. Neither TPG Pace’s nor Nerdy’s independent auditors has “would,” “continue,” “future,” “seem,” “potential,” “predict” and “project” and other similar expressions that predict or indicate audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in future events or trends or that are not statements of historical matters. Such forward-looking statements include projected this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects, thereto for the purpose of this presentation. Furthermore, TPG Pace’s due diligence review of Nerdy business and financial and other aspects of the businesses of TPG Pace, Nerdy, or the combined company after completion of any proposed statements remains ongoing. As a result, because the financial forecasts and projections in this presentation were prepared by business combination are based on various assumptions, whether or not identified in this presentation and on current TPG Pace and not by the management of Nerdy, these financial forecasts and projections should not be relied upon as being expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ necessarily indicative of future results and may be impacted by findings made in TPG Pace’s due diligence process. Neither materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the TPG Pace nor Nerdy undertakes any commitment to update or revise the projections, whether as a result of new information, inability to complete the transactions contemplated by the proposed business combination; (2) the inability to recognize the future events, or otherwise. anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the impact of the COVID-19 pandemic; (4) any In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication inability of Nerdy to adequately protect its intellectual property; (5) any security breaches, loss of data or other disruptions; (6) that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons any loss of key employees, including Nerdy’s founder and Chief Executive Officer; (7) effects on TPG Pace’s public securities’ with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain liquidity and trading; (8) the market’s reaction to the proposed business combination; (9) the lack of a market for TPG Pace’s and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause securities; (10) TPG Pace’s and Nerdy’s financial performance following the proposed business combination; (11) costs related actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no to the proposed business combination; (12) changes in applicable laws or regulations; (13) the possibility that TPG Pace or assurance that the prospective forecasts are indicative of the future performance of TPG Pace, Nerdy or the combined Nerdy may be adversely affected by other economic, business, and/or competitive factors; and (14) other risks and company after completion of any proposed business combination or that actual results will not differ materially from those uncertainties indicated from time to time in documents filed or to be filed with the SEC by TPG Pace. presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. 2 General Historical Financial Information This presentation is for informational purposes only to assist interested parties in making their own evaluation with respect to The historical financial information of Nerdy for 2018 and 2019 in this presentation has either been audited or reviewed by the proposed business combination between TPG Pace Tech Opportunities Corp. (“TPG Pace”) and Live Learning Nerdy’s independent registered public accountant in accordance with U.S. GAAP pursuant to private company auditing Technologies LLC, d/b/a Nerdy, a limited liability company (“Nerdy”). The information contained herein does not purport to be standards and, in each case, does not conform to Regulation S-X or Public Company Accounting Oversight Board (“PCAOB”) all-inclusive and none of TPG Pace, Nerdy, Barclays Capital Inc., Deutsche Bank Securities or J.P. Morgan Securities LLC, nor standards. Accordingly, such information may not be included in, may be adjusted in or may be presented differently in the any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes proxy statement/prospectus to be filed with the Securities and Exchange Commission (the “SEC”). As the historical financial any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained information of Nerdy included in this presentation is preliminary and unaudited, it is subject to potential revision when prepared in this presentation. and audited in accordance with PCAOB standards. There is no assurance that such revisions will not be material. Use of Projections Forward-Looking Statements This presentation contains financial forecasts prepared by TPG Pace with respect to certain financial metrics of Nerdy, This presentation includes “forward-looking statements.” Forward-looking statements may be identified by the use of words including, but not limited to, revenues, gross profit, enterprise values, operating expenses, Adjusted EBITDA and free cash such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” “may,” “will,” “should,” flow, which are being provided for illustrative purposes only. Neither TPG Pace’s nor Nerdy’s independent auditors has “would,” “continue,” “future,” “seem,” “potential,” “predict” and “project” and other similar expressions that predict or indicate audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in future events or trends or that are not statements of historical matters. Such forward-looking statements include projected this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects, thereto for the purpose of this presentation. Furthermore, TPG Pace’s due diligence review of Nerdy business and financial and other aspects of the businesses of TPG Pace, Nerdy, or the combined company after completion of any proposed statements remains ongoing. As a result, because the financial forecasts and projections in this presentation were prepared by business combination are based on various assumptions, whether or not identified in this presentation and on current TPG Pace and not by the management of Nerdy, these financial forecasts and projections should not be relied upon as being expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ necessarily indicative of future results and may be impacted by findings made in TPG Pace’s due diligence process. Neither materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the TPG Pace nor Nerdy undertakes any commitment to update or revise the projections, whether as a result of new information, inability to complete the transactions contemplated by the proposed business combination; (2) the inability to recognize the future events, or otherwise. anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the impact of the COVID-19 pandemic; (4) any In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication inability of Nerdy to adequately protect its intellectual property; (5) any security breaches, loss of data or other disruptions; (6) that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons any loss of key employees, including Nerdy’s founder and Chief Executive Officer; (7) effects on TPG Pace’s public securities’ with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain liquidity and trading; (8) the market’s reaction to the proposed business combination; (9) the lack of a market for TPG Pace’s and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause securities; (10) TPG Pace’s and Nerdy’s financial performance following the proposed business combination; (11) costs related actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no to the proposed business combination; (12) changes in applicable laws or regulations; (13) the possibility that TPG Pace or assurance that the prospective forecasts are indicative of the future performance of TPG Pace, Nerdy or the combined Nerdy may be adversely affected by other economic, business, and/or competitive factors; and (14) other risks and company after completion of any proposed business combination or that actual results will not differ materially from those uncertainties indicated from time to time in documents filed or to be filed with the SEC by TPG Pace. presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

3 Forward-Looking Statements (continued) Industry and Market Data; Trademarks and Trade Names Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not Information and opinions in this presentation rely on and refer to information and statistics regarding the sectors in which be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are Nerdy competes and other industry data. TPG Pace obtained this information and statistics from third-party sources, including based on our current expectations and beliefs concerning future developments and their potential effects on TPG Pace and reports by market research firms. TPG Pace and Nerdy have not independently verified the information and make no Nerdy. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or representation or warranty, express or implied, as to its accuracy or completeness. TPG Pace and Nerdy have supplemented other assumptions that may cause actual results or performance to be materially different from those expressed or implied by this information where necessary with information from Nerdy’s own internal estimates, taking into account publicly available these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the information about other industry participants and Nerdy’s management’s best view as to information that is not publicly sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Prospectus dated available. This presentation contains preliminary information only, is subject to change at any time, and is not, and should not October 6, 2020 filed by TPG Pace with the SEC, as well as TPG Pace’s other filings with the SEC. be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with TPG Pace or Nerdy. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update TPG Pace and Nerdy also own or have rights to various trademarks, service marks and trade names that they use in or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and required under applicable securities laws. Accordingly, you should not put undue reliance on these statements. trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with TPG Use of Non-GAAP Financial Measures Pace or Nerdy, or an endorsement or sponsorship by or of TPG Pace or Nerdy. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such This presentation includes non-GAAP financial measures, including net sales, adjusted EBITDA (loss), and free cash flow references are not intended to indicate, in any way, that TPG Pace or Nerdy will not assert, to the fullest extent under (“FCF”). Net sales represents client purchases inclusive of payments due within 30 days minus refunds recorded during the applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. period, a close proxy for cash receipts from customers. Adjusted EBITDA (loss) is defined as net income or net loss, as applicable, before net interest income (expense), taxes, depreciation and amortization expense, non-cash compensation No Offer or Solicitation expense and other non-recurring items. FCF is the sum of operating cash flow and capital expenditures. This presentation is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, Management believes that these non-GAAP measures of financial results provide useful information to management and subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or investors regarding certain financial and business trends relating to Nerdy’s financial condition and results of operations. TPG otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. Pace believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating No offer of securities shall be made except in a transaction exempt from registration under the Securities Act or by means of a ongoing operating results and trends. Management does not consider these non-GAAP measures in isolation or as an prospectus meeting the requirements of Section 10 of the Securities Act, and applicable regulations in the Cayman Islands. alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of Nerdy included in this presentation may not be directly comparable to Important Information For Investors and Shareholders similarly titled measures of other companies. In connection with the proposed business combination, TPG Pace will file a registration statement on Form S-4 and the related Please refer to footnotes where presented on each page of this Presentation or to the appendix for a description of these proxy statement/prospectus with the SEC. Additionally, TPG Pace will file other relevant materials with the SEC in connection measures. This presentation also includes certain historical and forecasted non-GAAP financial measures. The Company is with the proposed business combination. The materials to be filed TPG Pace with the SEC may be obtained free of charge at unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial the SEC's website at www.sec.gov. Investors and security holders of TPG Pace are urged to read the proxy measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and statement/prospectus and the other relevant materials when they become available before making any voting or investment no reconciliation of certain historical and forward looking non-GAAP financial measures is included. decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. 3 Forward-Looking Statements (continued) Industry and Market Data; Trademarks and Trade Names Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not Information and opinions in this presentation rely on and refer to information and statistics regarding the sectors in which be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are Nerdy competes and other industry data. TPG Pace obtained this information and statistics from third-party sources, including based on our current expectations and beliefs concerning future developments and their potential effects on TPG Pace and reports by market research firms. TPG Pace and Nerdy have not independently verified the information and make no Nerdy. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or representation or warranty, express or implied, as to its accuracy or completeness. TPG Pace and Nerdy have supplemented other assumptions that may cause actual results or performance to be materially different from those expressed or implied by this information where necessary with information from Nerdy’s own internal estimates, taking into account publicly available these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the information about other industry participants and Nerdy’s management’s best view as to information that is not publicly sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Prospectus dated available. This presentation contains preliminary information only, is subject to change at any time, and is not, and should not October 6, 2020 filed by TPG Pace with the SEC, as well as TPG Pace’s other filings with the SEC. be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with TPG Pace or Nerdy. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update TPG Pace and Nerdy also own or have rights to various trademarks, service marks and trade names that they use in or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and required under applicable securities laws. Accordingly, you should not put undue reliance on these statements. trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with TPG Use of Non-GAAP Financial Measures Pace or Nerdy, or an endorsement or sponsorship by or of TPG Pace or Nerdy. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such This presentation includes non-GAAP financial measures, including net sales, adjusted EBITDA (loss), and free cash flow references are not intended to indicate, in any way, that TPG Pace or Nerdy will not assert, to the fullest extent under (“FCF”). Net sales represents client purchases inclusive of payments due within 30 days minus refunds recorded during the applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. period, a close proxy for cash receipts from customers. Adjusted EBITDA (loss) is defined as net income or net loss, as applicable, before net interest income (expense), taxes, depreciation and amortization expense, non-cash compensation No Offer or Solicitation expense and other non-recurring items. FCF is the sum of operating cash flow and capital expenditures. This presentation is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, Management believes that these non-GAAP measures of financial results provide useful information to management and subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or investors regarding certain financial and business trends relating to Nerdy’s financial condition and results of operations. TPG otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. Pace believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating No offer of securities shall be made except in a transaction exempt from registration under the Securities Act or by means of a ongoing operating results and trends. Management does not consider these non-GAAP measures in isolation or as an prospectus meeting the requirements of Section 10 of the Securities Act, and applicable regulations in the Cayman Islands. alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of Nerdy included in this presentation may not be directly comparable to Important Information For Investors and Shareholders similarly titled measures of other companies. In connection with the proposed business combination, TPG Pace will file a registration statement on Form S-4 and the related Please refer to footnotes where presented on each page of this Presentation or to the appendix for a description of these proxy statement/prospectus with the SEC. Additionally, TPG Pace will file other relevant materials with the SEC in connection measures. This presentation also includes certain historical and forecasted non-GAAP financial measures. The Company is with the proposed business combination. The materials to be filed TPG Pace with the SEC may be obtained free of charge at unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial the SEC's website at www.sec.gov. Investors and security holders of TPG Pace are urged to read the proxy measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and statement/prospectus and the other relevant materials when they become available before making any voting or investment no reconciliation of certain historical and forward looking non-GAAP financial measures is included. decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination.

4 Participants in the Solicitation TPG Pace, Nerdy and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of TPG Pace's shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of TPG Pace's executive officers and directors in the solicitation by reading TPG Pace's initial public offering prospectus, which was filed with the SEC on October 8, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Other information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of their shareholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available. Confidentiality All recipients agree that they will keep confidential all information contained herein and not already in the public domain and will use this presentation solely for evaluation purposes. Recipient will maintain all such information in strict confidence, including in strict accordance with any underlying contractual obligations and all applicable laws, including United States federal and state securities laws. This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice. 4 Participants in the Solicitation TPG Pace, Nerdy and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of TPG Pace's shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of TPG Pace's executive officers and directors in the solicitation by reading TPG Pace's initial public offering prospectus, which was filed with the SEC on October 8, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Other information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of their shareholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available. Confidentiality All recipients agree that they will keep confidential all information contained herein and not already in the public domain and will use this presentation solely for evaluation purposes. Recipient will maintain all such information in strict confidence, including in strict accordance with any underlying contractual obligations and all applicable laws, including United States federal and state securities laws. This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice.

5 Note: Projections are TPG Pace estimates. With respect to projections, see page 2 “Use of Projections” under “Important Information”. 1. Market cap assumes $10/share price. Target net cash assumes no redemptions by SPAC holders in business combination. See slide 41 for more information. 55 Note: Projections are TPG Pace estimates. With respect to projections, see page 2 “Use of Projections” under “Important Information”. 1. Market cap assumes $10/share price. Target net cash assumes no redemptions by SPAC holders in business combination. See slide 41 for more information. 5

6 ● ● ● ● ● ● ● ● ● 1. Source: Dealogic. 2. Accel Entertainment was listed on the NYSE via a merger with TPG Pace Holdings Corp. EVBox Group has entered into a definitive agreement to be listed on the NYSE via a merger with TPG Pace Beneficial Finance Corp. 3. All four previous TPG SPACs traded up to $12 / share or higher. PLYA first closed above $12 / share on 7/19/2017 following closing in March 2017, MGY first closed above $12 / share on 7/20/2018 prior to closing in late July 2019, ACEL first closed above $12 / share on 12/16/2019 following closing in November 2019, and TPGY/EVBox first closed above $12 / share on 12/11/2020, the first day following announcement of a business combination. Past performance is not a guarantee of future results. 66 ● ● ● ● ● ● ● ● ● 1. Source: Dealogic. 2. Accel Entertainment was listed on the NYSE via a merger with TPG Pace Holdings Corp. EVBox Group has entered into a definitive agreement to be listed on the NYSE via a merger with TPG Pace Beneficial Finance Corp. 3. All four previous TPG SPACs traded up to $12 / share or higher. PLYA first closed above $12 / share on 7/19/2017 following closing in March 2017, MGY first closed above $12 / share on 7/20/2018 prior to closing in late July 2019, ACEL first closed above $12 / share on 12/16/2019 following closing in November 2019, and TPGY/EVBox first closed above $12 / share on 12/11/2020, the first day following announcement of a business combination. Past performance is not a guarantee of future results. 6

7 ● ● 1. Source: TCV.com 77 ● ● 1. Source: TCV.com 7

8 ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ 1. UBS Global Research. Dec 17, 2020. Future reimagined: What opportunities will online bring to the US$5tn global education market? 2. Total Net Sales Lifetime Value (“LTV”) is defined as new customer cohort actual spend for historical months and forecasted revenue for future periods, minus actual and forecasted cost of goods sold, extrapolating full-quarter trends since transition to 100% online and launch of multi-learning destination strategy. Customer Acquisition Cost (“CAC”) is defined as Q3-20 “Sales & Marketing Expense” to acquire a new customer, excluding test marketing spend, defined as marketing expense for free classes, School at Home, television and test marketing, and excluding payroll or outside consultant expenses. Amounts exclude Veritas Prep and First Tutors, herein referred to as Legacy Businesses”. 3. Currently profitable on average customer purchase in 1st quarter after paying for cost of goods sold and CAC (defined above in footnote 2). 88 ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ 1. UBS Global Research. Dec 17, 2020. Future reimagined: What opportunities will online bring to the US$5tn global education market? 2. Total Net Sales Lifetime Value (“LTV”) is defined as new customer cohort actual spend for historical months and forecasted revenue for future periods, minus actual and forecasted cost of goods sold, extrapolating full-quarter trends since transition to 100% online and launch of multi-learning destination strategy. Customer Acquisition Cost (“CAC”) is defined as Q3-20 “Sales & Marketing Expense” to acquire a new customer, excluding test marketing spend, defined as marketing expense for free classes, School at Home, television and test marketing, and excluding payroll or outside consultant expenses. Amounts exclude Veritas Prep and First Tutors, herein referred to as Legacy Businesses”. 3. Currently profitable on average customer purchase in 1st quarter after paying for cost of goods sold and CAC (defined above in footnote 2). 8

9 9 © Nerdy / TPG Pace Tech Opportunities Corp. 20219 9 © Nerdy / TPG Pace Tech Opportunities Corp. 2021

10 10 1. Represents 2H-20E revenue annualized (2H-20E revenue multiplied by 2) and shown on U.S. GAAP basis. 2. Online learning format revenue, defined as 1:1 online tutoring revenue and online group classes revenue and excludes in-person revenue. Transition to 100% online was completed in April 2020. 3. Online paid active learners defined as the unique number of learners attending a paid online tutoring session or a paid online class in a given period. Amounts exclude Legacy Businesses. 4. Paid online sessions are defined as the number of online 1:1 tutoring sessions and the number of paid online group class attendees in a given period. Amounts exclude Legacy Businesses. 5. Total Net Sales Lifetime Value (“LTV”) defined as new customer cohort actual spend for historical months and forecasted revenue for future periods, minus actual and forecasted cost of goods sold, extrapolating full-quarter trends since transition to 100% online and launch of multi-learning destination strategy. Customer Acquisition Cost (“CAC”) defined as Q3-20 “Sales & Marketing Expense” to acquire a new customer, excluding test marketing spend, defined as marketing expense for free classes, School at Home, television and test marketing, and excluding payroll or outside consultant expenses. Amounts exclude Legacy Businesses. 6. Net Promoter or Net Promoter Score is the percentage of customers rating their likelihood to recommend a company, a product, or a service to a friend or colleague as 9 or 10 minus the percentage rating this at 6 or below on a scale from 0 to 10. Nerdy client trigger-based NPS survey data, Q1-Q4 2020; n=700. 1010 10 1. Represents 2H-20E revenue annualized (2H-20E revenue multiplied by 2) and shown on U.S. GAAP basis. 2. Online learning format revenue, defined as 1:1 online tutoring revenue and online group classes revenue and excludes in-person revenue. Transition to 100% online was completed in April 2020. 3. Online paid active learners defined as the unique number of learners attending a paid online tutoring session or a paid online class in a given period. Amounts exclude Legacy Businesses. 4. Paid online sessions are defined as the number of online 1:1 tutoring sessions and the number of paid online group class attendees in a given period. Amounts exclude Legacy Businesses. 5. Total Net Sales Lifetime Value (“LTV”) defined as new customer cohort actual spend for historical months and forecasted revenue for future periods, minus actual and forecasted cost of goods sold, extrapolating full-quarter trends since transition to 100% online and launch of multi-learning destination strategy. Customer Acquisition Cost (“CAC”) defined as Q3-20 “Sales & Marketing Expense” to acquire a new customer, excluding test marketing spend, defined as marketing expense for free classes, School at Home, television and test marketing, and excluding payroll or outside consultant expenses. Amounts exclude Legacy Businesses. 6. Net Promoter or Net Promoter Score is the percentage of customers rating their likelihood to recommend a company, a product, or a service to a friend or colleague as 9 or 10 minus the percentage rating this at 6 or below on a scale from 0 to 10. Nerdy client trigger-based NPS survey data, Q1-Q4 2020; n=700. 10

11 Note: Nerdy financial information shown does not conform to Regulation S-X or PCAOB standards and includes estimates of certain financial metrics adjusted to reflect PCAOB standards, and such information may not be included, may be adjusted or may be presented differently in filings made with the SEC. 1. Online learning format revenue, defined as 1:1 online tutoring revenue and online group classes revenue and excludes in-person revenue. Transition to 100% online was completed in April 2020. 11 Note: Nerdy financial information shown does not conform to Regulation S-X or PCAOB standards and includes estimates of certain financial metrics adjusted to reflect PCAOB standards, and such information may not be included, may be adjusted or may be presented differently in filings made with the SEC. 1. Online learning format revenue, defined as 1:1 online tutoring revenue and online group classes revenue and excludes in-person revenue. Transition to 100% online was completed in April 2020.

12 1. Dawn of the Age of Digital Learning, Michael Moe, GSV, May 6, 2020. 2. Survey of 1,000 Parents of K-12 learners conducted by Halsted Strategy Group, Nov 2020. 1212 1. Dawn of the Age of Digital Learning, Michael Moe, GSV, May 6, 2020. 2. Survey of 1,000 Parents of K-12 learners conducted by Halsted Strategy Group, Nov 2020. 12

13 1. Technavio, US Private Tutoring Market (2020-2024). 2. Technavio, US Test Preparation Market (2020-2024). 3. IBISWorld: Fine Arts Schools in the US (16-Jun-2020). 13 1. Technavio, US Private Tutoring Market (2020-2024). 2. Technavio, US Test Preparation Market (2020-2024). 3. IBISWorld: Fine Arts Schools in the US (16-Jun-2020).

14 14 1. Leading online tutoring platform in the United States claim based on live hours in 2020 and subject breadth. Amounts exclude Legacy Businesses.14 14 1. Leading online tutoring platform in the United States claim based on live hours in 2020 and subject breadth. Amounts exclude Legacy Businesses.

15 15

16 → → → → → 1. Data for Q1-Q3 2020. Net sales is a non-GAAP measure representing client purchases inclusive of payments due within 30 days minus refunds recorded during the period, a close proxy for cash receipts from customers. Amounts exclude Legacy Businesses. 2. Represents the percentage of 2020 active tutors who have a graduate or postgraduate degree. 1616 → → → → → 1. Data for Q1-Q3 2020. Net sales is a non-GAAP measure representing client purchases inclusive of payments due within 30 days minus refunds recorded during the period, a close proxy for cash receipts from customers. Amounts exclude Legacy Businesses. 2. Represents the percentage of 2020 active tutors who have a graduate or postgraduate degree. 16

17 1717 17

18 1. Online paid active learners defined as the unique number of learners attending a paid online tutoring session or a paid online class in a given period. Amounts exclude Legacy Businesses. YoY growth as of Q4 2020. 2. Total Net Sales Lifetime Value (“LTV”) defined as new customer cohort actual spend for historical months and forecasted revenue for future periods, minus actual and forecasted cost of goods sold, extrapolating full-quarter trends since transition to 100% online and launch of multi-learning destination strategy. YoY growth based upon Q3-20 data (most recent mature quarterly cohort). Amounts exclude Legacy Businesses. 3. Net Promoter or Net Promoter Score is the percentage of customers rating their likelihood to recommend a company, a product, or a service to a friend or colleague as 9 or 10 minus the percentage rating this at 6 or below on a scale from 0 to 10. Nerdy client trigger-based NPS survey data, Q1-Q4 2020; n=700. Amounts exclude Legacy Businesses. 4. Defined as data points generated from student attributes, instructor attributes, past matching, learning interactions from online platform, website and marketing event interactions, and self study interaction. Amounts exclude Legacy Businesses. 5. Sources: Average session rating on customer feedback (all time thru December 2020). Amounts exclude Legacy Businesses.18 1. Online paid active learners defined as the unique number of learners attending a paid online tutoring session or a paid online class in a given period. Amounts exclude Legacy Businesses. YoY growth as of Q4 2020. 2. Total Net Sales Lifetime Value (“LTV”) defined as new customer cohort actual spend for historical months and forecasted revenue for future periods, minus actual and forecasted cost of goods sold, extrapolating full-quarter trends since transition to 100% online and launch of multi-learning destination strategy. YoY growth based upon Q3-20 data (most recent mature quarterly cohort). Amounts exclude Legacy Businesses. 3. Net Promoter or Net Promoter Score is the percentage of customers rating their likelihood to recommend a company, a product, or a service to a friend or colleague as 9 or 10 minus the percentage rating this at 6 or below on a scale from 0 to 10. Nerdy client trigger-based NPS survey data, Q1-Q4 2020; n=700. Amounts exclude Legacy Businesses. 4. Defined as data points generated from student attributes, instructor attributes, past matching, learning interactions from online platform, website and marketing event interactions, and self study interaction. Amounts exclude Legacy Businesses. 5. Sources: Average session rating on customer feedback (all time thru December 2020). Amounts exclude Legacy Businesses.

19 for 19 for

20 1. 2012 thru December 2020. Amounts exclude Legacy Businesses.20 1. 2012 thru December 2020. Amounts exclude Legacy Businesses.

21 1. 2012 thru December 2020. Amounts exclude Legacy Businesses. 2. Defined as data points generated from student attributes, instructor attributes, past matching, learning interactions from online platform, website and marketing event interactions, and self study interaction. Amounts exclude Legacy Businesses. 21 1. 2012 thru December 2020. Amounts exclude Legacy Businesses. 2. Defined as data points generated from student attributes, instructor attributes, past matching, learning interactions from online platform, website and marketing event interactions, and self study interaction. Amounts exclude Legacy Businesses.

22 22

23 ✔ ✔ ✔ ✔ 23 ✔ ✔ ✔ ✔

24

Consumers Love their Experience

> It was **exactly** what my son needed... In just a few weeks he had a better grasp on Spanish 4 and **raised his grade** significantly! I **highly recommend** them to anyone that needs additional help!

Net Promoter Scores[2]


68
62
68
74
nerdy 1
amazon
NETFLIX
airbnb

1. Net Promoter or Net Promoter Score is the percentage of customers rating their likelihood to recommend a company, a product, or a service to a friend or colleague as 9 or 10 minus the percentage rating this at 6 or below on a scale from 0 to 10. Varsity Tutors client trigger-based NPS survey data, Q1-Q4 2020; n=700.
2. NPS score source: Retently, "What Do Companies with High Net Promoter Score Have in Common", 3/19/19.

© Nerdy / TPG Pace Tech Opportunities Corp. 2021

25 1. Survey of gen pop, 1,000 Parents of K-12 learners. Conducted by Halsted Strategy Group, Nov 2020. 2. Survey among current and past Nerdy users. Conducted by Halsted Strategy Group, Nov 2020.25 1. Survey of gen pop, 1,000 Parents of K-12 learners. Conducted by Halsted Strategy Group, Nov 2020. 2. Survey among current and past Nerdy users. Conducted by Halsted Strategy Group, Nov 2020.

26 “ “ 1. Paid sessions are defined as the number of 1:1 tutoring sessions and the number of paid online group classes per active Expert in a given period. Active Expert defined as having instructed one or more sessions in a given period. Amounts exclude Legacy Businesses. 2626 “ “ 1. Paid sessions are defined as the number of 1:1 tutoring sessions and the number of paid online group classes per active Expert in a given period. Active Expert defined as having instructed one or more sessions in a given period. Amounts exclude Legacy Businesses. 26

27 1. Online paid active learners defined as the unique number of learners attending a paid online tutoring session or a paid online class in a given period. Amounts exclude Legacy Businesses. 2. Paid online sessions are defined as the number of online 1:1 tutoring sessions and the number of paid online group class attendees in a given period. Amounts exclude Legacy Businesses. 2727 1. Online paid active learners defined as the unique number of learners attending a paid online tutoring session or a paid online class in a given period. Amounts exclude Legacy Businesses. 2. Paid online sessions are defined as the number of online 1:1 tutoring sessions and the number of paid online group class attendees in a given period. Amounts exclude Legacy Businesses. 27

28 2828 28

29 1. Annualized Revenue represents half year revenue multiplied by two. Amounts exclude Legacy Businesses.29 1. Annualized Revenue represents half year revenue multiplied by two. Amounts exclude Legacy Businesses.

30 1. Net sales is a non-GAAP measure representing client purchases inclusive of payments due within 30 days minus refunds recorded during the period, a close proxy for cash receipts from customers. Net $ / Learner measured by format usage Oct 1, 2019 - Sept 30, 2020. Amounts exclude Legacy Businesses.30 1. Net sales is a non-GAAP measure representing client purchases inclusive of payments due within 30 days minus refunds recorded during the period, a close proxy for cash receipts from customers. Net $ / Learner measured by format usage Oct 1, 2019 - Sept 30, 2020. Amounts exclude Legacy Businesses.

31 ✗✗ ✗ ✗✗✗ ✗✗ 3131 ✗✗ ✗ ✗✗✗ ✗✗ 31

32 1. Amounts exclude Legacy Businesses. 2. Bloom, B.S. (1984). “The 2 Sigma problem: The search for methods of group instruction as effective as one-to-one tutoring.” Educational Researcher 13, 4-16. 3232 1. Amounts exclude Legacy Businesses. 2. Bloom, B.S. (1984). “The 2 Sigma problem: The search for methods of group instruction as effective as one-to-one tutoring.” Educational Researcher 13, 4-16. 32

33 Founder, Chairman & CEO President & Chief Operating Oﬃcer Chief Financial Oﬃcer Chief Product Oﬃcer Chief Marketing Oﬃcer Chief Analytics Oﬃcer Chief Legal Oﬃcer Chief Technology Oﬃcer VP of New Business33 Founder, Chairman & CEO President & Chief Operating Oﬃcer Chief Financial Oﬃcer Chief Product Oﬃcer Chief Marketing Oﬃcer Chief Analytics Oﬃcer Chief Legal Oﬃcer Chief Technology Oﬃcer VP of New Business

3434

35 1. Paid Online Active learners defined as the unique number of learners attending a paid online tutoring session or a paid online class in a given period. Free Online Active Learners defined as any account created for free classes or self study, but haven’t bought. Amounts exclude Legacy Businesses. 3535 1. Paid Online Active learners defined as the unique number of learners attending a paid online tutoring session or a paid online class in a given period. Free Online Active Learners defined as any account created for free classes or self study, but haven’t bought. Amounts exclude Legacy Businesses. 35

36 1. Online Growth, represents online learning format revenue, defined as 1:1 online tutoring revenue and online group classes revenue and excludes in-person revenue. 2. Total Growth represents Consolidated GAAP revenue, which includes both online and in-person revenue. 36 1. Online Growth, represents online learning format revenue, defined as 1:1 online tutoring revenue and online group classes revenue and excludes in-person revenue. 2. Total Growth represents Consolidated GAAP revenue, which includes both online and in-person revenue.

37 Note: Nerdy financial information shown does not conform to Regulation S-X or PCAOB standards and includes estimates of certain financial metrics adjusted to reflect PCAOB standards, and such information may not be included, may be adjusted or may be presented differently in filings made with the SEC.37 Note: Nerdy financial information shown does not conform to Regulation S-X or PCAOB standards and includes estimates of certain financial metrics adjusted to reflect PCAOB standards, and such information may not be included, may be adjusted or may be presented differently in filings made with the SEC.

38 Note: Nerdy financial information shown does not conform to Regulation S-X or PCAOB standards and includes estimates of certain financial metrics adjusted to reflect PCAOB standards, and such information may not be included, may be adjusted or may be presented differently in filings made with the SEC.38 Note: Nerdy financial information shown does not conform to Regulation S-X or PCAOB standards and includes estimates of certain financial metrics adjusted to reflect PCAOB standards, and such information may not be included, may be adjusted or may be presented differently in filings made with the SEC.

39 Note: Nerdy financial information shown does not conform to Regulation S-X or PCAOB standards and includes estimates of certain financial metrics adjusted to reflect PCAOB standards, and such information may not be included, may be adjusted or may be presented differently in filings made with the SEC. 1. Online paid active learners defined as the unique number of learners attending a paid online tutoring session or a paid online class in a given period. Amounts exclude Legacy Businesses.Forecast excludes non-recurring expenses associated with a de-SPAC transaction and the impact of any future Non-Cash Compensation changes. 2. Forecast excludes non-recurring expenses associated with a de-SPAC transaction and the impact of any future Non-Cash Compensation changes. 3. Adjusted EBITDA excludes Non-Cash Compensation Expense and other Non-Recurring Items. Adjusted EBITDA is a non-GAAP financial measure. 4. FCF in 2018 excludes the $10 million acquisition of Veritas Prep. FCF is a non-GAAP financial measure. 3939 Note: Nerdy financial information shown does not conform to Regulation S-X or PCAOB standards and includes estimates of certain financial metrics adjusted to reflect PCAOB standards, and such information may not be included, may be adjusted or may be presented differently in filings made with the SEC. 1. Online paid active learners defined as the unique number of learners attending a paid online tutoring session or a paid online class in a given period. Amounts exclude Legacy Businesses.Forecast excludes non-recurring expenses associated with a de-SPAC transaction and the impact of any future Non-Cash Compensation changes. 2. Forecast excludes non-recurring expenses associated with a de-SPAC transaction and the impact of any future Non-Cash Compensation changes. 3. Adjusted EBITDA excludes Non-Cash Compensation Expense and other Non-Recurring Items. Adjusted EBITDA is a non-GAAP financial measure. 4. FCF in 2018 excludes the $10 million acquisition of Veritas Prep. FCF is a non-GAAP financial measure. 39

40 1. Forecast excludes non-recurring expenses associated with a de-SPAC transaction and the impact of any future Non-Cash Compensation changes. 2. Adjusted EBITDA excludes Non-Cash Compensation Expense and other Non-Recurring Items. 3. FCF is a non-GAAP financial measure. 4040 1. Forecast excludes non-recurring expenses associated with a de-SPAC transaction and the impact of any future Non-Cash Compensation changes. 2. Adjusted EBITDA excludes Non-Cash Compensation Expense and other Non-Recurring Items. 3. FCF is a non-GAAP financial measure. 40

41 1. Includes unvested employee options and equity awards. 2. Assumes no redemptions by SPAC shareholders. Cash to Nerdy shareholders subject to adjustments. 3. Includes sponsor shares forfeited to FPA investors. 4. Other outstanding instruments from PACE.U IPO and FPA: 12 million warrants for 12 million shares at $11.50 per share; 7.3 million private warrants for 7.3 million shares at $11.50 per share, 4 million Seller Earnout shares, and 4 million Sponsor Earnout shares. 5. Existing Nerdy Shareholder and Sponsor to each receive up to 4 million earn-out shares that vest based off stock price hurdles between $12 and $16 per share over 5 years. Please see slide 49 “Illustrative Fully-Diluted Share Count” for more details. 4141 1. Includes unvested employee options and equity awards. 2. Assumes no redemptions by SPAC shareholders. Cash to Nerdy shareholders subject to adjustments. 3. Includes sponsor shares forfeited to FPA investors. 4. Other outstanding instruments from PACE.U IPO and FPA: 12 million warrants for 12 million shares at $11.50 per share; 7.3 million private warrants for 7.3 million shares at $11.50 per share, 4 million Seller Earnout shares, and 4 million Sponsor Earnout shares. 5. Existing Nerdy Shareholder and Sponsor to each receive up to 4 million earn-out shares that vest based off stock price hurdles between $12 and $16 per share over 5 years. Please see slide 49 “Illustrative Fully-Diluted Share Count” for more details. 41

42

Defining Nerdy's Public Comparables

Direct-to-Consumer Learning Platform

- Leading learning internet platform in North America
- Technology solutions purpose-built for learning
- Direct-to-consumer internet go-to-market
- Similar gross margins

Chegg

Consumer Facing Digital Gig Economy Platform

- Leading freelance digital services gig economy platform
- ~300 categories across diverse industry verticals
- Large market opportunity with low online penetration

fiverr.

Consumer Facing Platforms & Marketplaces

- Leading vertical online marketplaces
- Large and expanding TAMs with low online-penetration
- Similar gross margins

airbnb DOORDASH Etsy TELADOC matchgroup

TPG PACE TECH OPPORTUNITIES nerdy

© Nerdy / TPG Pace Tech Opportunities Corp. 2021

43 Sources for third-party information: SEC filings, S&P Capital IQ as of 1/27/2021. 4343 Sources for third-party information: SEC filings, S&P Capital IQ as of 1/27/2021. 43

44 Sources for third-party information: SEC filings, S&P Capital IQ as of 1/27/2021. 4444 Sources for third-party information: SEC filings, S&P Capital IQ as of 1/27/2021. 44

45 4545 45

46 ▪ Transaction Agreement Executed ▪ Transaction Announced ▪ Preliminary Proxy Materials Filed with the SEC ▪ Mail Final Proxy Materials to TPG Pace Shareholders ▪ Set Record Date for TPG Pace Shareholders Vote ▪ Hold TPG Pace Shareholder Vote and Close Transaction Note: Subject to SEC review timetable. 4646 ▪ Transaction Agreement Executed ▪ Transaction Announced ▪ Preliminary Proxy Materials Filed with the SEC ▪ Mail Final Proxy Materials to TPG Pace Shareholders ▪ Set Record Date for TPG Pace Shareholders Vote ▪ Hold TPG Pace Shareholder Vote and Close Transaction Note: Subject to SEC review timetable. 46

4747

48 1. Non recurring items in 2020 are related to a recorded loss for an office sublease. 2021 non-recurring items are primarily related to expected forgiveness of a loan. 4848 1. Non recurring items in 2020 are related to a recorded loss for an office sublease. 2021 non-recurring items are primarily related to expected forgiveness of a loan. 48

49 1. Assumes treasury share method for public, FPA, and private warrants. 2. 9.0 million public warrants issued as part of PACE IPO with strike price of $11.50 and redemption price of $18.00. 3. 3.0 million FPA warrants to be issued with strike price of $11.50 and redemption price of $18.00. 4. Includes unvested employee options and equity awards. 5. 7.3 million private warrants issued as part of PACE IPO with a strike price of $11.50. 6. Earn-out Shares Tranche 1 - If closing sales price equals or exceeds $12.00 for 20 trading day out of 30 consecutive Trading Days prior to 5 years following closing, 1.33 million Seller Earnout shares and 1.33 million Sponsor Earnout shares will vest immediately. 7. Earn-out Shares Tranche 2 - If closing sales price equals or exceeds $14.00 for 20 trading day out of 30 consecutive Trading Days prior to 5 years following closing, 1.33 million Seller Earnout shares and 1.33 million Sponsor Earnout shares will vest immediately. 8. Earn-out Shares Tranche 3 - If closing sales price equals or exceeds $16.00 for 20 trading day out of 30 consecutive Trading Days prior to 5 years following closing, 1.33 million Seller Earnout shares and 1.33 million Sponsor Earnout shares will vest immediately.49 1. Assumes treasury share method for public, FPA, and private warrants. 2. 9.0 million public warrants issued as part of PACE IPO with strike price of $11.50 and redemption price of $18.00. 3. 3.0 million FPA warrants to be issued with strike price of $11.50 and redemption price of $18.00. 4. Includes unvested employee options and equity awards. 5. 7.3 million private warrants issued as part of PACE IPO with a strike price of $11.50. 6. Earn-out Shares Tranche 1 - If closing sales price equals or exceeds $12.00 for 20 trading day out of 30 consecutive Trading Days prior to 5 years following closing, 1.33 million Seller Earnout shares and 1.33 million Sponsor Earnout shares will vest immediately. 7. Earn-out Shares Tranche 2 - If closing sales price equals or exceeds $14.00 for 20 trading day out of 30 consecutive Trading Days prior to 5 years following closing, 1.33 million Seller Earnout shares and 1.33 million Sponsor Earnout shares will vest immediately. 8. Earn-out Shares Tranche 3 - If closing sales price equals or exceeds $16.00 for 20 trading day out of 30 consecutive Trading Days prior to 5 years following closing, 1.33 million Seller Earnout shares and 1.33 million Sponsor Earnout shares will vest immediately.